U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): July 24, 2004
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                             ONE LINK 4 TRAVEL, INC
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               (Exact Name of Registrant as Specified in Charter)


                        Commission file number: 333-81922
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           Delaware                                    43-1941213
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(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA             94105
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     (Address of principal executive offices)                         (Zip Code)


                                 (415) 293-8277
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               Registrant's telephone number, including area code

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                             ONE LINK 4 TRAVEL, INC
                    Information to be Included In the Report

Item 5. Other Events and Regulation FD Disclosure.

     On July 24, 2004, the Company issued a news release, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     99.1 News Release, dated July 24, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                       ONE LINK 4 TRAVEL, INC
                                                       (Registrant)


Date: July 26, 2004                                    /s/ F.W. Guerin
                                                       -------------------------
                                                       F.W. Guerin
                                                       Chief Executive Officer

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